UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

EXELIXIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-30235

Delaware	04-3257395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Executive Officer Promotions

On January 4, 2008, Exelixis, Inc. (the “Company”) announced that the Board of Directors of the Company appointed, effective as of January 1, 2008, Pamela A. Simonton, J.D., LL.M., to be the Company’s Executive Vice President and General Counsel and Gisela M. Schwab, M.D., to be the Company’s Executive Vice President and Chief Medical Officer.

Prior to her appointment as Executive Vice President and General Counsel, Ms. Simonton, 58, served as Senior Vice President, Patents and Licensing of the Company since January 2004. From April 2000 through December 2003, Ms. Simonton served as Vice President of Corporate Technology Development of the Company. From July 1996 to April 2000, Ms. Simonton served as Vice President, Licensing and Acquisitions for Bayer Corporation’s Pharmaceutical Division. From September 1994 to July 1996, Ms. Simonton served as Vice President of Patents and Licensing for Bayer’s Pharmaceutical Division, North America. Ms. Simonton holds a B.S. in Chemistry from Barry College, an M.S. in Physics from the University of Miami, a J.D. from Nova University and an LL.M. in Patent and Trade Regulation from George Washington University.

Prior to her appointment as Executive Vice President and Chief Medical Officer, Dr. Schwab, 51, served as Senior Vice President and Chief Medical Officer since September 2006 when she joined the Company. From 2002 to 2006, Dr. Schwab held the position of senior vice president and chief medical officer at Abgenix, Inc., a human antibody-based drug development company. She also served as vice president, clinical development, at Abgenix from 1999 to 2001. From 1992 to 1999, she held positions of increasing responsibility at Amgen Inc., most recently as director of clinical research and hematology/oncology therapeutic area team leader. Dr. Schwab received her Doctor of Medicine degree from the University of Heidelberg, and is board certified in internal medicine and hematology and oncology, and performed postdoctoral research at the National Cancer Institute in Bethesda, MD and at the French National Health and Medical Research Institute (INSERM) in Paris.

The 2008 compensation information for Ms. Simonton is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2007. Dr. Schwab’s annual base salary for 2008 is $385,875 and her target bonus is 45% of her base salary. Ms. Simonton and Dr. Schwab continue to be executive participants in the Company’s Change in Control and Severance Plan (the “Plan”). A summary of the Plan is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: January 9, 2008	By:	/s/ James B. Bucher
James B. Bucher
Vice President, Corporate Legal Affairs and Secretary